                                                                   Exhibit 10.8

Approved by the Wisconsin Department                 Wisconsin Real Estate, Inc.
of Regulation and Licensing

7-1-99 (OPTIONAL USE DATE)
               --------------------------------------------------
               WB-36 BUYER AGENCY/TENANT REPRESENTATION AGREEMENT
               --------------------------------------------------
1-1-00 (MANDATORY USE DATE)                                        PAGE 1 OF 3

o BROKER'S AUTHORIZATION: Buyer (see lines 129-130) gives Broker the exclusive right to act as Buyer's agent to locate an interest in property and to negotiate the procurement of an interest in property as described in lines 3-12.] [STRIKE AS APPLICABLE]

o PROPERTY TYPE: / / Residential/Personal / / Residential/Investment / / Commercial/Industrial / / Recreational / / Farm/X/ Vacant Land / / New Construction / / Other__________________[IDENTIFY GENERAL NATURE OF PROPERTY:
CHECK ALL THAT APPLY]
o NATURE OF INTEREST: / / Purchase / / Leasehold / / Option / / Other / /______
____________________
o PROPERTY CHARACTERISTICS/TRANSACTION TERMS:
PURCHASE PRICE RANGE: $2000 to $12000 per acre /X/ OTHER TERMS:_________________
________________________________________________________________________________
________________________________________________________________________________
   [IDENTIFY MATERIAL CHARACTERISTICS/TRANSACTION TERMS, e.g. PROPERTY SIZE, LOCATION, OCCUPANCY, INTEREST, ETC.]

EXCLUDED PROPERTIES: The following properties are excluded from this Agreement until_____________________ [INSERT DATE] ______________________________________
________________________________
o COMPENSATION: Broker's compensation shall be [CHECK "SUCCESS FEE","OTHER COMPENSATION", OR BOTH AS APPLICABLE]
|X| SUCCESS FEE: 3.000    % of the purchase price of____________________________
________________________________________________________________________________
whichever is greater.

/ / OTHER COMPENSATION: None
[INSERT THE AMOUNT AND TYPE OF OTHER FEE,  E.G.  RETAINER FEE, OR HOURLY FEE]

If this Agreement calls for a success fee, it is agreed that Broker has earned the success fee if, during the term of this Agreement (or any extension of it), Buyer or any person acting on behalf of Buyer acquires an interest in property or enters into an enforceable written contract between owner and Buyer to acquire an interest in property, at any terms and price acceptable to owner and Buyer. Broker's compensation remains due and payable if an enforceable written contract entered into by Buyer per lines 19 to 21 fails to close. Once earned, Broker's compensation is due and payable at the earlier of closing or the date set for closing, unless otherwise in writing.
Broker (may) (may not) [STRIKE ONE] accept compensation from owner or owner's agent. (Broker may accept compensation from owner or owner's agent if neither is struck.) Broker's compensation from Buyer will be reduced by any amounts received from owner or owner's agent.

     CAUTION: BUYER MAY WORK WITH OWNER OR AGENTS OF OWNER IN LOCATING AND NEGOTIATING AN INTEREST IN PROPERTY. HOWEVER, BUYER MAY BE RESPONSIBLE FOR BROKER'S FULL COMPENSATION IF BUYER'S CONTACTS WITH OWNER OR OWNER'S AGENT
RESULT IN NO COMPENSATION BEING RECEIVED BY BROKER FROM OWNER OR OWNER'S AGENT.

  In consideration of Buyer's agreements, Broker agrees to use professional knowledge and skills and reasonable efforts, to: 1) locate an interest in property, unless Broker is being retained solely to negotiate the procurement of an interest in a specific property, and 2) negotiate the procurement of an interest in property, as required, by giving advice to Buyer within the scope of Broker's license, facilitating or participating in the discussions of the terms of a potential contract completing appropriate contractual forms presenting either party's contractual proposal with an explanation of the proposal's advantages and disadvantages and other efforts including but not limited to the following: ---__________________________________________________________________
_____________________, Unless Broker is retained solely to locate an interest in property. SHOULD LITIGATION ARISE BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT, THE PREVAILING PARTY SHALL HAVE THE RIGHT TO REASONABLE ATTORNEY FEES.

o EARNEST MONEY: If Broker holds earnest money or other trust funds in connection with the transaction, they shall be held in Broker's trust account. Broker may refuse to hold earnest money or other trust funds. Should Broker hold earnest money, Buyer authorizes Broker to disburse the earnest money and agrees to hold Broker harmless for good faith disbursement pursuant to the terms of the offer to purchase, option, exchange agreement, lease or other escrow agreement used in the transaction or as otherwise required by law. If the transaction fails to close and the earnest money is disbursed to Buyer, then upon disbursement to Buyer the earnes money shall be paid first to reimburse Broker for cash advances made by Broker on behalf of Buyer.

o FAIR HOUSING: Buyer and Broker agree that they will not discriminate based on race, color, sex, sexual orientation as defined in Wisconsin Statutes ss.
111.32 (13m), disability, religion, national origin, marital status, lawful source of income, age, ancestry, familial status or in any other unlawful manner.

o AGENCY DISCLOSURE AND CONSENT TO MULTIPLE REPRESENTATION: Wisconsin Statute ss.452.135(2) requires Broker to disclose that Buyer is Broker's client. Broker's duties to Buyer can be found at lines 75-83. Broker's duties to all parties can be found at lines 58-74. The confidentiality rights of all parties can be found at lines 84-91. See lines 92-95 for information regarding identification of confidential and non-confidential information at lines 53-56. If Broker has a listing contract on a property Buyer wishes to procure an interest in, Buyer (does) (does not) [STRIKE ONE] consent to the multiple representation relationship described at lines 103-113, If a multiple representation relationship is consented to and does occur, both parties will be Broker's clients.
CONFIDENTIAL INFORMATION:  (See lines 84 to 95) ------__________________________
________________________________________________________________________________

NON-CONFIDENTIAL INFORMATION:  (See lines 96 to 102) ----_______________________
________________________________________________________________________________

      [AGENCY ISSUES]

o DUTIES OWED TO ALL PARTIES: Wisconsin Statute section 452.133(1) states that, in providing brokerage services to a party to a transaction (including both clients and customers), a broker shall do all the following: |X|

(a) Provide a brokerage services to all parties to the transaction honestly, fairly and in good faith.
(b) Diligently exercise reasonable skill and care in providing brokerage services to all parties.
(c) Disclose to each party all material adverse facts that the broker knows and that the party does not know or cannot discover through reasonably vigilant observation, unless the disclosure of a material adverse fact is prohibited by law.
(d) Keep confidential any information given to the broker in confidence, or any information obtained by the broker that he or she knows a reasonable party would want to be kept confidential, unless the information must be disclosed under (C) or Wisconsin Statute section
         452.23 (information contradicting third party inspection or investigation reports) or is otherwise required by law to be disclosed or the party whose interests may be adversely affected by the disclosure specifically authorizes the disclosure of particular confidential information. A broker shall continue to keep the information confidential after the transaction is complete and after the broker is no longer providing brokerage services to the party.
(e) Provide accurate information about market conditions that affect a transaction, to any party who requests the information, within a reasonable time of the party's request, unless disclosure of the information is prohibited by law.
(f) Account for all property coming into the possession of a broker that belongs to any party within a reasonable time of receiving the property.
(g) When negotiating on behalf of a party, present contract proposals in an objective and unbiased manner and disclose the advantages and disadvantages of the proposals.
o DUTIES OWED TO CLIENTS ONLY: Wisconsin Statute section 452.133(2) states that in addition to his or her duties under lines 58 to 74, a broker providing brokerage services to his or her client shall do all of the following:
(a) Loyally represent the client's interests by placing the client's interests ahead of the interests of any other party, unless loyalty to a client violates the broker's duties under lines 58 to 74 or Wis. Stats. ss.452.137(2) (duties to all clients in dual agency situations).
(b) Disclose to the client all information known by the broker that is material to the transaction and that is not known by the client or discoverable by the client through reasonably vigilant observation, except for confidential information (see lines 64 to 69) and other information, the disclosure of which is prohibited by law.
(c) Fulfill any obligation required by the agency agreement, and any order of the client that is within the scope of the agency agreement, that are not inconsistent with another duty that the broker has undedr this chapter or any other law.
o   CONFIDENTIALITY NOTICE:
A BROKER IS REQUIRED TO MAINTAIN THE CONFIDENTIALITY OF ALL INFORMATION GIVEN TO THE BROKER IN CONFIDENCE AND OF ALL INFORMATION OBTAINED BY THE BROKER THAT HE OR SHE KNOWS A REASONABLE PARTY WOULD WANT TO BE KEPT CONFIDENTIAL, UNLESS THE INFORMATION IS REQUIRED TO BE DISCLOSED BY LAW. THE FOLLOWING INFORMATION IS REQUIRED TO BE DISCLOSED BY LAW:
         1) MATERIAL ADVERSE FACTS AS DEFINED IN SECTION 452.01(5G) OF THE WISCONSIN STATUTES.
         2) ANY FACTS KNOWN BY THE BROKER THAT CONTRADICT ANY INFORMATION INCLUDED IN A WRITTEN INSPECTION REPORT ON THE PROPERTY OR REAL ESTATE THAT IS THE SUBJECT OF THE TRANSACTION.
TO ENSURE THAT THE BROKER IS AWARE OF WHAT SPECIFIC INFORMATION YOU CONSIDER CONFIDENTIAL, YOU MAY LIST THAT INFORMATION AT LINES 53 TO 54. AT A LATER TIME, YOU MAY ALSO NOTIFY THE BROKER IN WRITING OF ANY INFORMATION YOU CONSIDER TO BE CONFIDENTIAL. YOU MAY IDENTIFY INFORMATION WHICH MIGHT OTHERWISE BE CONSIDERED CONFIDENTIAL AS FINANCIAL QUALIFICATIONS) AS NON-CONFIDENTIAL AT LINES 55 TO 56.
o WAIVER OF CONFIDENTIALITY: Buyer may wish to authorize Broker to disclose information which might otherwise be considered confidential. An example of this type of information might be financial qualification information which may be disclosed to strengthen Buyer's offer to purchase/lease proposal in the eyes of prospective sellers/landlords. Broker's authorization to disclose may be indicated at lines 55 to 56. Unless otherwise provided at lines 53 to 54, Broker has permission to disclose Buyer's identity to owner, owner's agents and other third parties without prior consent from Buyer. Buyer acknowledges that pursuant to Wisconsin Statute section 706.03(1(b)(1m) a conveyance, such as an offer to purchase is not binding if it is signed by Buyer's agent until such time as Buyer is identified in the conveyance.
o MULTIPLE REPRESENTATION (DUAL AGENCY): Wisconsin Statute section 452.137 states that Broker may represent both parties in the same transaction only with the written consent of both parties. A multiple representation relationship would exist if Broker was the listing agent for a property Buyer was seeking to acquire an interest in. In a multiple representation relationship, Broker will provide the services agreed upon in this Agreement. Broker will continue to provide information and advice to both parties, but is not allowed to place the interests of either party ahead of the other in negotiations. During negotiations, Broker will prepare approved forms to accomplish the intent of the party making the proposal. Broker will present the proposal in an objective and unbiased manner, disclosing the proposal's advantages and disadvantages. Broker shall not disclose confidential information of either party unless required by law.
NOTE: WISCONSIN ADMINISTRATION CODE SECTION RL 24.07 REQUIRES DISCLOSURE OF ADVERSE MATERIAL FACTS TO ALL INTERESTED PARTIES).
If Buyer consents to the multiple representation relationship at line 51, Buyer is indicating that Buyer understands Broker's duties to all parties to a transaction (see lines 58 to 74) and Broker's duties to a client (see lines
75 to 83) and that if a multiple representation relationship arises, Broker will owe the same duties to seller that Broker owes to Buyer. (See lines
75-83) o NON-EXCLUSIVE RELATIONSHIP: Buyer acknowledges and agrees that the Broker may act for other buyers in connection with the location of properties and may negotiate on behalf of such buyers with the owner or owner's agent.
IN the event that Broker undertakes to represent and act for other buyers, Broker shall not disclose to Buyer, or any other buyer, any confidential information of any buyer, unless required by law.
[COOPERATION] Buyer agrees to cooperate with Broker and to provide Broker accurate copies of all relevant records, documents and other materials in Buyer's possession or control which are required in connection with the purchase, option, exchange or lease of property. Buyer agrees to be reasonably available for showings of properties. Buyer authorizes Broker to do those acts reasonably necessary to fulfill broker's responsibilities under this Agreement including retaining subagents. Buyer shall promptly notify
Broker in writing of the description of any property Buyer locates. Buyer shall also notify Broker of the identity of all persons making inquiries concerning Buyer's objectives stated in this Agreement.

[PROPERTY DIMENSIONS]
Buyer acknowledges that property dimensions, total square footage and total acreage information provided to Buyer may be approximate due to rounding and may vary due to different formulas which can be used to calculate these figures. Unless otherwise indicated, property dimension figures have not been verified by survey. CAUTION: BUYER SHOULD VERIFY ANY PROPERTY DIMENSION OR TOTAL SQUARE FOOTAGE/ACREAGE CALCULATION WHICH IS MATERIAL TO BUYER.
[DEFINITIONS]

BUYER: "Buyer", as used in this Agreement, is the party executing this Agreement and seeking to acquire an interest in real estate or a business opportunity by purchase, lease, option, exchange or any other manner.

DELIVERY: unless otherwise agreed, delivery of documents or written notices may be accomplished by: 1) giving the document or written notice personally to the Party; 2) depositing the document or written notice postage or fees prepaid or charged to an account in the U.S. Mail or a commercial delivery system addressed to the Party at the Party's address on line 182 or 3) electronically transmitting the document or written notice to the Party's fax number at line 183.

INTEREST IN PROPERTY: The "interest in property" to be obtained by Buyer includes a purchase, leasehold, option, exchange agreement or any other procured interest unless restricted at lines 7-9, in additional provisions (lines 146 to 163) or elsewhere in this Agreement.

LOCATE AN INTEREST IN PROPERTY: "Locate an interest in property" shall mean, as used in this Agreement, to identify, evaluate according to the standards set by Buyer, and determine the availability of the interest sought by Buyer in a property.

NEGOTIATE THE PROCUREMENT OF AN INTEREST IN PROPERTY: "Negotiate the procurement of an interest in property" shall mean, as used in this Agreement, to contact the owner of the property or the owner's agent to ascertain the terms and conditions upon which the interest may be obtained and to otherwise assist Buyer in reaching an agreement to procure the interest sought by Buyer in the property as may be specified in this Agreement.

PERSON ACTING FOR BUYER: In this Agreement "Person acting for Buyer" shall mean any person joined in interest with Buyer, or otherwise acting on behalf of Buyer, including but not limited to Buyer's immediate family, agents, servants, employees, as well as any and all corporations, partnerships, limited liability companies or other entities controlled by, affiliated with or owned by Buyer in whole or in part.

ADDITIONAL PROVISIONS:    none_____
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Notice: You may obtain information about the sex offender registry and persons registered with the registry by contacting the Wisconsin Department of Corrections on the Internet at http://www.widocoffenders.org or by phone at 877-234-0085.

ADDENDA:  The attached ----_____________________________________________________
is/are made a part of this Agreement.

TERM OF THE AGREEMENT: From the 2nd day of November, 2001 up to and including midnight of the 2nd day of April, 2004.
EXTENSION OF AGREEMENT TERM: The Agreement term is extended for a period of one year as to any property which during the term of this Agreement was: 1) located or negotiated for by Broker, Broker's agent, Buyer or any person acting on behalf of Buyer, or 2) which was the subject of a written offer to purchase submitted by Buyer or any person acting on behalf of Buyer. If this extension is based on Broker's or Broker's agent's location or negotiation, this extension shall only be effective if a written description of the property is delivered to Buyer no later than three days after expiration of this Agreement.

IF SIGNED, THIS AGREEMENT CAN CREATE A LEGALLY ENFORCEABLE AGREEMENT, BROKER MAY PROVIDE A GENERAL EXPLANATION OF THE PROVISIONS OF THIS AGREEMENT BUT IS PROHIBITED BY LAW FROM GIVING ADVICE OR OPINIONS CONCERNING YOUR LEGAL RIGHTS UNDER THIS AGREEMENT. AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS NEEDED. BUYER SHOULD CONSULT OTHER EXPERTS AS APPROPRIATE, FOR EXAMPLE, APPRAISERS, TAX ADVISORS, OR HOME INSPECTORS, IF SERVICES BEYOND BROKER'S REAL ESTATE SERVICES ARE NEEDED.





 Dated this  5th day of November, 2001


(X)                                                     (X)
   --------------------------------------------         --------------------------------------------------
Agent for Broker ? (Print Name)  John F. Roche  Buyer   Buyer ?  (Print Name) United Wi Grain Producers


RW Wisconsin Real Estate, Inc.                          (X)
------------------------------------------------        --------------------------------------------------
Broker/Firm ?                                           Buyer ? (Print Name) ?
1708 N. Spring St., Beaver Dam, WI                      /N3432    Cty    BB, Columbus, WI  53925
Broker Address  ?  Phone # ?   Fax # ? 920-887-1975     Buyer's   Address  ? Phone # ?  Fax #?
                       920-887-1733                                         920-623-4336